UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2020 (June 30, 2020)

Match Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1400	75231
Dallas,TX	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 576-9352

IAC/InterActiveCorp

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.001 per share	MTCH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On July 2, 2020, Match Group, Inc. (“New Match” or the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) disclosing the closing on June 30, 2020 of the transactions contemplated by that certain Transaction Agreement (the “Transaction Agreement”), dated as of December 19, 2019 and amended as of April 28, 2020 and as further amended as of June 22, 2020, by and among (i) IAC/InterActiveCorp, a Delaware corporation (“Old IAC”) and now known as Match Group, Inc., (ii) IAC Holdings, Inc., a Delaware corporation (“IAC Holdings”) (now known as IAC/InterActiveCorp (“New IAC”)), (iii) Valentine Merger Sub LLC, a Delaware limited liability company and now known as Match Group Holdings II, LLC (“Match Merger Sub”), and (iv) Match Group, Inc., a Delaware corporation (“Old Match”).

This Amendment No. 1 on Form 8-K/A amends the Initial Filing to include the pro forma financial information required by Item 9.01(b) of Form 8-K, and should be read in conjunction with the Initial Filing. Except as described herein, all other information in the Initial Filing remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(b)       Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2020 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2020 and the years ended December 31, 2019, 2018 and 2017, and the related notes thereto, are included as Exhibit 99.1 hereto and incorporated by reference into this Item 9.01(b).

(d)        Exhibits.

Exhibit No.	Description of Exhibit
99.1	The unaudited pro forma condensed consolidated balance sheet as of March 31, 2020 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2020 and the years ended December 31, 2019, 2018 and 2017.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Match Group, Inc.

By:	/s/ Jared F. Sine
Name:	Jared F. Sine
Title:	Chief Legal Officer & Secretary

 Date: July 7, 2020